Exhibit 10.2

Execution Version

Exchange Agreement

Senseonics Holdings, Inc.

Secured Promissory Note due 2024

March 13, 2023 (the “Effective Date”)

The undersigned investor (the “Investor”) hereby agrees to exchange, with Senseonics Holdings, Inc., a Delaware corporation (the “Company”), that certain Secured Promissory Note due 2024 in principal amount of $35 million (the “Exchanged Note”) for the Exchange Consideration (as defined below) pursuant to this exchange agreement (this “Agreement” or the “Exchange Agreement”). The Investor understands that the exchange (the “Exchange”) is being made without registration of the offer or sale of the Shares (as defined below) under the Securities Act of 1933, as amended (the “Securities Act”), or any securities laws of any state of the United States or of any other jurisdiction in a private placement pursuant to the exemption from registration provided by Section 3(a)(9) and/or Section 4(a)(2) of the Securities Act and that the Investor participating in the Exchange is an institutional “accredited investor” within the meaning of Rule 501(a)(3) of Regulation D under the Securities Act. Capitalized terms used but not defined in this Agreement have the respective meanings set forth in the Note Purchase Agreement, dated as of August 9, 2020 (the “Purchase Agreement”), between the Company and Investor.

1.            Exchange. On the basis of the representations, warranties and agreements herein contained and subject to the terms and conditions herein set forth, the Investor hereby agrees to exchange the Exchanged Note for a warrant to purchase up to 68,525,311 shares (the “Warrant Shares”) of the Company’s common stock, $0.001 par value per share, at an exercise price per Warrant Share of $0.001 (subject to adjustment pursuant to and in accordance with the terms and conditions thereof) in substantially the form attached hereto as Exhibit A (the “Warrant” or the “Exchange Consideration”).

For the avoidance of doubt, the number of Warrant Shares reflects Exchange Consideration for the principal amount and all accrued and unpaid interest on the Exchanged Note through the Closing Date (as defined herein), and no cash will be paid to Investor in respect of any accrued and unpaid interest on the Exchanged Note.

In consideration for the performance of the Investor’s obligations hereunder, the Company agrees to deliver the Exchange Consideration on the Closing Date (as defined below) to the Investor in exchange for its Exchanged Note.

On or prior to the Closing, the Investor shall mark or cause to be marked the Exchanged Note for cancellation, and deliver or cause to be delivered to the Company a .pdf image of the Exchanged Note marked for cancellation (with the original Exchanged Note marked for cancellation delivered to the Company within ten (10) Business Days thereafter).

The closing of the Exchange (the “Closing”) shall take place remotely via the exchange of documents and signatures at 7:00 a.m., Tokyo, Japan time on April 1, 2023 (the “Closing Date”), or at such other time and place as the Company and the Investor may mutually agree. On the Closing Date, subject to satisfaction of the conditions precedent specified herein and the receipt by the Company from the Investor of the Exchanged Note, the Company shall deliver the Warrant to the Investor (a .pdf image of which shall be provided to the Investor on the Closing Date, with the original Warrant to be delivered to the Investor within ten (10) Business Days of Closing). Subject to the terms and conditions of this Agreement and the Company’s delivery of the Warrant to the Investor at the Closing, the Investor hereby (a) waives any and all other rights with respect to the Exchanged Note and (b) releases and discharges the Company from any and all claims the undersigned may now have, or may have in the future, arising out of, or related to, the Exchanged Note. Investor hereby (a) confirms that, as of the date hereof, the Company is deemed to be in compliance with all covenants set forth in the Purchase Agreement, and (b) waives the Company’s compliance with all such covenants through the Closing.

2.            Representations and Warranties and Covenants of the Company. As of the date hereof and the Closing Date, the Company represents and warrants to, and covenants with, the Investor that:

(a)            The Company is duly organized, validly existing and in good standing under the laws of its respective jurisdiction of incorporation and has the requisite power and authority to own its properties and to carry on their business as now being conducted. The Company is duly qualified as a foreign entity to do business (where such concept exists) and is in good standing in every jurisdiction (where such concept exists) in which its ownership of property or the nature of the business conducted by it makes such qualification necessary, except to the extent that the failure to be so qualified or be in good standing would not reasonably be expected to have a material adverse effect on the business, properties, assets, liabilities, operations (including results thereof), or condition (financial or otherwise) of the Company or its subsidiaries, taken as a whole. The Company has the power and authority to execute and deliver this Agreement, to perform its obligations hereunder, and to consummate the Exchange contemplated hereby.

(b)            This Agreement has been duly authorized, executed and delivered by the Company and constitutes a legal, valid and binding obligation of the Company, enforceable against the Company in accordance with its terms, except that such enforcement may be subject to (A) bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium or other similar laws affecting or relating to enforcement of creditors’ rights generally and (B) general principles of equity, whether such enforceability is considered in a proceeding at law or in equity (the “Enforceability Exceptions”).

(c)            This Agreement and consummation of the Exchange will not violate, conflict with or result in a breach of or default under (i) the charter or bylaws of the Company, (ii) any agreement or instrument to which the Company is a party or by which the Company or any of its assets are bound, or (iii) assuming the truth and accuracy of the representations and warranties and compliance with the covenants of the Investor herein, any laws, regulations or governmental or judicial decrees, injunctions or orders applicable to the Company and its subsidiaries, except in the case of clauses (ii) or (iii), where such violations, conflicts, breaches or defaults are not material and would not, individually or in the aggregate materially impair the ability of the Company to perform its obligations under this Agreement or the Warrant or to consummate the transactions contemplated by this Agreement. No consent, approval, order or authorization of, or registration, declaration or filing with any governmental entity is required on the part of the Company or any of its subsidiaries in connection with the execution, delivery and performance by the Company of this Agreement and the consummation by the Company of the Exchange, except as may be required under any state or federal securities laws that may be made or obtained after the Closing without penalty.

(d)            The Warrant has been duly authorized and, when issued, delivered and paid for in the manner set forth in this Agreement and when executed and delivered as contemplated hereby, the Warrant will constitute the valid and legally binding obligation of the Company enforceable in accordance with its terms, except that such enforcement may be subject to the Enforceability Exceptions. Assuming the accuracy of the Investor’s representations and warranties hereunder, the Warrant will be issued in reliance on the exemption from the registration requirements of the Securities Act pursuant to Section 3(a)(9) and/or Section 4(a)(2) of the Securities Act and will not require registration or qualification under applicable federal and state securities laws.

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(e)            The Warrant Shares have been duly authorized and reserved for issuance upon exercise of the Warrant and, when issued upon the valid exercise of the Warrant in accordance with its terms, the Warrant Shares will (i) be validly issued, fully paid and non-assessable, (ii) be free and clear of any Liens (as defined in Section 3(c) below), option, equity or other adverse claim thereto, including claims or rights under any voting trust agreements, shareholder agreements or other agreements to which the Company is a party, (iii) will not be subject to any preemptive, participation, rights of first refusal or other similar rights under the General Corporation Law of the State of Delaware or any to which the Company is a party (other than any such rights that will be waived prior to the Closing), and (iv) assuming the accuracy of the Investor’s representations and warranties hereunder, will be issued in reliance on the exemption from the registration requirements of the Securities Act pursuant to Section 3(a)(9) and/or Section 4(a)(2) of the Securities Act and will not require registration or qualification under applicable federal and state securities laws.

(f)            Neither the Company nor any of its subsidiaries is an “investment company” or a company “controlled” by an “investment company” under the Investment Company Act of 1940, as amended. Neither the Company nor any of its subsidiaries is engaged as one of its important activities in extending credit for margin stock (under Regulations X, T and U of the Federal Reserve Board of Governors). Neither the Company nor any of its subsidiaries is a “holding company” or an “affiliate” of a “holding company” or a “subsidiary company” of a “holding company” as each term is defined and used in the Public Utility Holding Company Act of 2005.

(g)            Since January 1, 2022, the Company has timely filed with the Securities and Exchange Commission all filings required by Section 13(a) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and the rules and regulations promulgated thereunder (the “Exchange Act Reports”). The Exchange Act Reports, when they were filed with the Securities and Exchange Commission, conformed in all material respects to the applicable requirements of the Exchange Act and the applicable rules and regulations thereunder. The Exchange Act Reports did not, when filed with the Securities and Exchange Commission, contain an untrue statement of material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.

(h)            The Company is in material compliance with the applicable rules and regulations of NYSE American, including the NYSE American continued listing requirements. There are no proceedings pending or, to the Company’s knowledge, threatened against the Company relating to the continued listing of the Company’s shares of Common Stock, par value $0.001 per share (the “Common Stock”), on NYSE American, and the Company has not received any notice of the delisting of the Common Stock from NYSE American.

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(i)            As of the date hereof, the authorized capital stock of the Company consists of (i) 900,000,000 shares of Common Stock, of which 479,780,414 shares are issued and outstanding; and (ii) 5,000,000 shares of preferred stock, par value $0.001 per share, of which 30,000 shares are designated as Series A Convertible Preferred Stock, none of which are issued and outstanding, and 12,000 shares are designated as Series B Convertible Preferred Stock, of which 12,000 shares are issued and outstanding and which shares are convertible to an aggregate of 30,372,058 shares of Common Stock). As of the date hereof, the Company has outstanding (i) $51,199,000 aggregate principal amount of senior convertible notes due January 15, 2025 (the “2025 Notes”), which 2025 Notes are convertible into an aggregate of 39,041,664 shares of Common Stock; (ii) stock options and restricted stock units covering an aggregate of 21,566,717 shares of Common Stock; and (iii) warrants to purchase an aggregate of 3,177,821 shares of Common Stock. Except as set forth herein, as of the date hereof, there are no outstanding options, warrants, or rights to acquire from the Company any shares of Common Stock or preferred stock, or any securities convertible into or exchangeable for shares of Common Stock or preferred stock.

(j)            The financial statements of the Company included in the Exchange Act Reports (i) have been prepared in accordance with United States generally accepted accounting principles applied on a consistent basis during the periods involved ("GAAP"), except as may be otherwise specified in such financial statements or the notes thereto, and except that unaudited financial statements may not contain all footnotes required by GAAP, and (ii) fairly present in all material respects the financial position of the Company and its consolidated subsidiaries as of the dates thereof and the results of operations and cash flows for the periods presented, subject, in the case of unaudited financial statements, to normal, immaterial, year-end audit adjustments, except, in the case of either (i) or (ii) above, to the extent that any departure from GAAP or failure to accurately present the financial position, results of operations or cash flows of the Company is a result, in whole or in part, of inaccurate or untimely financial, operating or other information provided to the Company by the Investor or any of its Affiliates (as defined in Rule 405 under the Securities Act).

3.            Representations and Warranties and Covenants of the Investor. As of the date hereof and as of the Closing Date (except as otherwise set forth below), the Investor hereby represents and warrants to, and covenants with, the Company that:

(a)            The Investor is a corporation, limited partnership, limited liability company or other entity, as the case may be, duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization.

(b)            The Investor has all requisite power and authority to execute and deliver this Agreement, to perform its obligations hereunder, and to consummate the Exchange contemplated hereby. This Agreement has been duly authorized, executed and delivered by the Investor and constitutes the legal, valid and binding obligation of the Investor, enforceable in accordance with its terms, except that such enforcement may be subject to the Enforceability Exceptions.

(c)            As of the date hereof and as of the Closing, Investor is the sole legal and beneficial owner of the Exchanged Note. When the Exchanged Note is exchanged, the Company will acquire good, marketable and unencumbered title thereto, free and clear of all liens, mortgages, pledges, security interests, restrictions, charges, encumbrances or adverse claims, rights or proxies of any kind (“Liens”). Investor has not, nor prior to the Closing, will have, in whole or in part, (x) assigned, transferred, hypothecated, pledged, exchanged, submitted for conversion or otherwise disposed of any portion of the Exchanged Note (other than to the Company pursuant hereto), or (y) given any person or entity any transfer order, power of attorney or other authority of any nature whatsoever with respect to any portion of the Exchanged Note.

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(d)            This Agreement and consummation of the Exchange will not violate, conflict with or result in a breach of or default under (i) the organizational documents of the Investor, (ii) any agreement or instrument to which Investor is a party or by which Investor or its respective assets are bound, or (iii) any laws, regulations or governmental or judicial decrees, injunctions or orders applicable to the Company and its subsidiaries, except in the case of clauses (ii) or (iii) where such violations, conflicts, breaches or defaults are not material and would not, individually or in the aggregate, materially impair the ability of the Investor to consummate the transactions contemplated by this Agreement. No consent, approval, order or authorization of, or registration, declaration or filing with any governmental entity is required on the part of the Investor in connection with the execution, delivery and performance by the Investor of this Agreement and the consummation by the Investor of the Exchange, other than with respect to any filings necessary to comply with applicable securities laws that may be made or obtained after the date hereof without penalty.

(e)            The Investor will comply in all material respects with all applicable laws and regulations in effect necessary for the Investor to consummate the transactions contemplated hereby and obtain any consent, approval or permission required on behalf of the Investor for the consummation of the transactions contemplated hereby and any applicable laws and regulations of any jurisdiction to which the Investor is subject, and the Company shall have no responsibility therefor.

(f)            The Investor has such knowledge, skill and experience in business, financial and investment matters so that it is capable of evaluating the merits and risks with respect to the Exchange and an investment in the Warrant and Warrant Shares. With the assistance of the Investor’s own professional advisors, to the extent that the Investor has deemed appropriate, Investor has made its own legal, tax, accounting and financial evaluation of the merits and risks of an investment in the Warrant and Warrant Shares and the consequences of the Exchange and this Agreement and the Investor has made its own independent decision that the investment in the Warrant and Warrant Shares is suitable and appropriate for the Investor. The Investor has considered the suitability of the Warrant and Warrant Shares as an investment in light of the Investor’s circumstances and financial condition and is able to bear the risks associated with an investment in the Warrant and Warrant Shares.

(g)            The Investor confirms that it is not relying on any communication (written or oral) of the Company or any of its respective affiliates or representatives as investment advice or as a recommendation to acquire the Warrant and Warrant Shares in the Exchange. It is understood that information provided by the Company or any of its respective affiliates and representatives shall not be considered investment advice or a recommendation to participate in the Exchange, and that none of the Company or any of its respective affiliates or representatives is acting or has acted as an advisor to the Investor in deciding to participate in the Exchange.

(h)            The Investor confirms that the Company has not (i) given the Investor any guarantee, representation or warranty as to the potential success, return, effect or benefit (either legal, regulatory, tax, financial, accounting or otherwise) of an investment in the Warrant and Warrant Shares or (ii) made any representation or warranty to the Investor regarding the legality of an investment in the Warrant and Warrant Shares under applicable legal investment or similar laws or regulations. The Investor confirms that it is not relying and has not relied, upon any statement, advice (whether accounting, tax, financial legal or other), representation or warranty by the Company or any of its affiliates or representatives, its affiliates and its or their directors, officers, employees, representatives and controlling persons, except for the representations and warranties made by the Company in this Agreement, and that the Investor has made its own independent decision that the investment in the Warrant and Warrant Shares is suitable and appropriate for the Investor.

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(i)            The Investor is familiar with the business and financial condition and operations of the Company and the Investor has had the opportunity to conduct its own investigation of the Company, the Warrant and the Warrant Shares. The Investor has had access to the Exchange Act Filings and such other information concerning the Company, the Warrant and the Warrant Shares as it deems necessary to enable it to make an informed investment decision concerning the Exchange. The Investor has been offered the opportunity to ask such questions of the Company and its representatives and received answers thereto, as it deems necessary to enable it to make an informed investment decision concerning the Exchange.

(j)            Investor is an “accredited investor” as defined in Rule 501(a) under the Securities Act. The Investor agrees to furnish any additional information regarding the Investor reasonably requested by the Company or any of its affiliates to assure compliance with applicable U.S. federal and state securities laws in connection with the Exchange.

(k)            Investor is acquiring the Warrant solely for its own beneficial account, for investment purposes, and, except in compliance with an applicable exemption from registration or pursuant to an effective registration statement filed with the Securities and Exchange Commission, not with a view to, or for resale in connection with, any distribution of the Warrant Shares. The Investor understands that the offer and sale of the Warrant and Warrant Shares have not been registered under the Securities Act or any state securities laws and are being issued without registration under the Securities Act pursuant to Section 3(a)(9) and/or Section 4(a)(2) of the Securities Act, which exemption depends in part upon the investment intent of the Investor and the accuracy of the other representations and warranties made by the Investor in this Agreement. The Investor understands that the Company is relying upon the representations, warranties and agreements contained in this Agreement for the purpose of determining whether this transaction meets the requirements for such exemption(s).

(l)            The Investor acknowledges that the terms of the Exchange have been mutually negotiated between the Investor and the Company. The Investor was given a meaningful opportunity to negotiate the terms of the Exchange.

(m)            The Investor acknowledges that it had a sufficient amount of time to consider whether to participate in the Exchange and that the Company has not placed any pressure on the Investor to respond to the opportunity to participate in the Exchange. The Investor acknowledges that it did not become aware of the Exchange through any form of general solicitation or advertising within the meaning of Rule 502 under the Securities Act or otherwise through a “public offering” under Section 4(a)(2) of the Securities Act.

(n)            The Investor will, upon request, execute and deliver any additional documents deemed by the Company or the transfer agent to be reasonably necessary to complete the transactions contemplated by this Agreement.

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(o)            The Investor acknowledges and understands that as of the date of this Agreement and at the time of the Closing, the Company may be in possession of material non-public information not known to the Investor that may impact the value of the including the Exchanged Note, the Warrant and the Warrant Shares (“Information”) that the Company has not disclosed to the Investor. The Investor acknowledges that it has not relied upon the non-disclosure of any such Information for purposes of making its decision to participate in the Exchange. The Investor understands, based on its experience, the disadvantage to which the Investor is subject due to the potential disparity of information between the Company, on the one hand, and the Investor, on the other hand. Notwithstanding this, the Investor has deemed it appropriate to participate in the Exchange. The Investor agrees that the Company and its directors, officers, employees, agents, stockholders and affiliates shall have no liability to the Investor or their respective beneficiaries whatsoever due to or in connection with the Company’s use or non-disclosure of the Information, and the Investor hereby irrevocably waives any claim that it might have based on the failure of the Company to disclose the Information.

(p)            The Investor understands that no federal, state, local or foreign agency has passed upon the merits or risks of an investment in the Warrant and Warrant Shares or made any finding or determination concerning the fairness or advisability of this investment.

(q)            The Investor acknowledges that the Company may issue appropriate stop-transfer instructions to its transfer agent, if any, and may make appropriate notations to the same effect in its books and records to ensure compliance with the provisions of this Section 3.

(r)            The Investor is a resident of the country of Japan.

(s)            The Investor understands that the Company and others will rely upon the truth and accuracy of the foregoing representations, warranties and covenants and agrees that if any of the representations and warranties deemed to have been made by it are no longer accurate, the Investor shall promptly notify the Company prior to the Closing. The Investor understands that, unless the Investor notifies the Company in writing to the contrary before the Closing, each of the Investor’s representations and warranties contained in this Agreement will be deemed to have been reaffirmed and confirmed as of the Closing.

(t)            The Investor is familiar with the definition of “beneficial ownership” under the rules promulgated under Section 13 of the Exchange Act and, solely for purposes of Section 19 of this Agreement, as of the date hereof, excluding any shares of Common Stock issuable upon conversion of the Exchanged Note and the Warrant, the Investor beneficially owns an aggregate of 2,941,176 shares of Common Stock, all of which are held by the Investor directly.

4.            Conditions to Obligations of the Investor and the Company. The obligations of the Investor and of the Company under this Agreement are subject to the satisfaction at or prior to the Closing of the following conditions precedent: (a) the representations and warranties of the Company contained in Section 2 hereof (with respect to the Investor) and of the Investor contained in Section 3 hereof (with respect to the Company) shall be true and correct as of the Closing in all respects with the same effect as though such representations and warranties had been made as of the Closing; (b) no provision of any applicable law or any judgment, ruling, order, writ, injunction, award or decree of any governmental authority shall be in effect prohibiting or making illegal the consummation of the transactions contemplated by this Agreement; and (c) in the case of the Investor, the Company’s execution and delivery to the Investor of the Registration Rights Agreement and, in the case of the Company, the Investor’s execution and delivery to the Company of the Registration Rights Agreement, in each case in the form attached hereto as Exhibit B.

5.            Waiver, Amendment. Neither this Agreement nor any provisions hereof or thereof shall be modified, changed or discharged, except by an instrument in writing, signed by the Company and the Investor.

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6.            Assignability. This Agreement shall be binding upon and inure to the benefit of the parties and their successors and permitted assigns. The Investor may not assign this Agreement or any rights or obligations hereunder without the prior written consent of the Company; provided, however, that the Company’s consent shall not be required in the event that the Investor assigns this Agreement or any rights or obligations hereunder to an Affiliate of the Investor. The Company may not assign this Agreement or any rights or obligations hereunder without the prior written consent of the Investor (other than by merger).

7.            Waiver of Jury Trial. EACH OF THE COMPANY AND THE INVESTOR HEREBY IRREVOCABLY WAIVES ANY AND ALL RIGHT TO TRIAL BY JURY WITH RESPECT TO ANY LEGAL PROCEEDING ARISING OUT OF THE TRANSACTIONS CONTEMPLATED BY THIS AGREEMENT.

8.            Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of New York, without giving effect to such state’s rules concerning conflicts of laws that might provide for any other choice of law.

9.            Submission to Jurisdiction. Any legal action or proceeding with respect to this Agreement shall be brought exclusively in the courts of the State of New York located in the City of New York, Borough of Manhattan, or of the United States of America for the Southern District of New York and, by execution and delivery of this Agreement, Investor hereby accepts for itself and in respect of its property, generally and unconditionally, the jurisdiction of the aforesaid courts. Notwithstanding the foregoing, the Company shall have the right to bring any action or proceeding against Investor (or any property of Investor) in the court of any other jurisdiction the Company deem necessary or appropriate in order to realize on the obligations of this Agreement. The parties hereto hereby irrevocably waive any objection, including any objection to the laying of venue or based on the grounds of forum non conveniens, that any of them may now or hereafter have to the bringing of any such action or proceeding in such jurisdictions.

10.            Venue. Each of the Company and the Investor irrevocably and unconditionally waives, to the fullest extent it may legally and effectively do so, any objection which it may now or hereafter have to the laying of venue of any suit, action or proceeding arising out of or relating to this Agreement in any court referred to in Section 9. Each of the Company and the Investor irrevocably waives, to the fullest extent permitted by law, the defense of an inconvenient forum to the maintenance of such action or proceeding in any such court.

11.            Service of Process. Each of the Company and the Investor irrevocably consents to service of process in the manner provided for notices in Section 12. Nothing in this Agreement will affect the right of the Company or the Investor to serve process in any other manner permitted by law.

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12.            Notices. All notices and other communications provided for herein shall be in writing and shall be deemed to have been duly given if delivered personally, sent by prepaid overnight courier (providing written proof of delivery) or sent by confirmed facsimile transmission or electronic mail and will be deemed given on the date so delivered (or, if such day is not a business day, on the first subsequent business day) to the following addresses (or such other address as the Company or the Investor shall have specified by notice in writing to the other):

If to the Company: Senseonics Holdings, Inc. 20451 Seneca Meadows Pkwy Germantown, MD 20876 Attn: Chief Financial Officer Email: rick.sullivan@senseonics.com with a copy to (which shall not constitute notice):

Senseonics Holdings, Inc.

20451 Seneca Meadows Pkwy

Germantown, MD 20876

Attn: General Counsel

Email: ken.horton@senseonics.com

Cooley LLP

11951 Freedom Dr Suite 1400

Reston, VA 20194

Attn: Darren DeStefano

Email: ddestefano@cooley.com

If to the Investor:

PHC Holdings Corporation

2-38-5 Nishishimbashi, Minato-ku, Tokyo

105-8433 Japan

Attn: Kaiju Yamaguchi

Email: kaiju.yamaguchi@phchd.com

with a copy (which shall not constitute notice) to:

Dentons Cohen & Grigsby P.C.

625 Liberty Avenue

Pittsburgh, PA 15222

Attn: Chris Carson

Email: chris.carson@dentons.com

13.            Further Assurances. In case at any time after the date of this Agreement any further action is necessary or desirable to carry out the purposes of this Agreement or the transactions contemplated hereby, each of the parties hereto will take such further action (including the execution and delivery of such further instruments and documents) as any other party may reasonably request, all at the sole cost and expense of the requesting party.

14.            Binding Effect. The provisions of this Agreement shall be binding upon and accrue to the benefit of the Company, the Investor their respective heirs, legal representatives, successors and assigns. This Agreement constitutes the entire agreement between the Company and the Investor with respect to the subject matters hereof. This Agreement may be executed by one or more of the parties hereto in any number of separate counterparts (including by facsimile or other electronic means, including telecopy, email or otherwise), and all of said counterparts taken together shall be deemed to constitute one and the same instrument.  Delivery of an executed signature page of this Agreement by facsimile or other transmission (e.g., “pdf” or “tif” format) shall be effective as delivery of a manually executed counterpart hereof.

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15.            Notification of Changes. After the date of this Agreement, each of the Company and the Investor hereby covenants and agrees to notify the other upon the occurrence of any event prior to the Closing of the Exchange pursuant to this Agreement that would cause any representation, warranty or covenant of the Company or the Investor, as the case may be, contained in this Agreement to be false or incorrect.

16.            Severability. If any term or provision of this Agreement (in whole or in part) is invalid, illegal or unenforceable in any jurisdiction, such invalidity, illegality or unenforceability shall not affect any other term or provision of this Agreement or invalidate or render unenforceable such term or provision in any other jurisdiction.

17.            Survival. The representations and warranties and covenants of the Company and the Investor contained in this Agreement or made by or on behalf of Investor pursuant to this Agreement shall survive the Closing through September 1, 2023, after which date they shall cease and a breach thereof shall not be actionable.

18.            Termination. This Agreement may be terminated and the transactions contemplated hereby abandoned by mutual agreement of the Company and the Investor in writing; provided that neither the Company nor the Investor shall be released from liability hereunder if this Agreement is terminated and the transactions abandoned by reason of the failure of the Company or the Investor, as the case may be to have performed its obligations hereunder. Except as provided above, if this Agreement is terminated and the transactions contemplated hereby are not concluded as described above, this Agreement will become void and of no further force and effect.

19.            Investor Rights Agreement and Existing Resale Registration Rights Agreement; Board Nominees. The parties hereto acknowledge and agree that (i) the Investor Rights Agreement between the Company and the Investor, dated as of August 9, 2020 (the “IRA”), and (ii) the Resale Registration Rights Agreement between the Company and the Investor, dated as of August 9, 2020 (the “Existing Registration Rights Agreement”), will each remain in full force and effect immediately following the Closing and the consummation of the transactions contemplated hereunder, in accordance with its respective terms, notwithstanding any provision to the contrary in the IRA or the Existing Registration Rights Agreement. Notwithstanding anything to the contrary in the IRA and without limiting any provision thereof, beneficial ownership for purposes of Sections 1.2 and 5.1 of the IRA will be deemed to include the Warrant Shares and any other shares of Common Stock underlying any other warrant issued to the Investor by the Company on or after the date hereof. For purposes of the IRA, the Investor shall be deemed to beneficially own at least 15% of the Company’s Common Stock on an as-converted basis as of immediately following the Closing (after the consummation of the transactions contemplated herein and the issuance of the Warrant) and assuming no other changes have occurred to the Investor’s beneficial ownership of Common Stock as set forth in Section 3(t), and will, therefore, be entitled to designate two Board Nominees (as that term is defined in the IRA) as of the Closing Date. In addition, with respect to the IRA, the parties hereto agree that, effective as of the Closing, (a) each reference in Sections 5.1, 5.2 and 5.3 of the IRA to “the Purchasers holding a majority of the Notes” is hereby deleted and replaced with “PHC Holdings,” and (b) the second sentence of Section 5.3 of the IRA is hereby deleted in its entirety and replaced with the following: “Notwithstanding anything to the contrary in the foregoing, (a) subject to the terms and conditions of this Agreement, PHC Holdings may assign all or any portion of its rights and interests under this Agreement to any Person (i) to which PHC Holdings assigns or transfers any securities of the Company issued in exchange for the Notes, and (ii) that executes a joinder, and (b) this Agreement may be assigned by operation of law by the Company.”

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20.            Taxation. The Investor acknowledges that, if Investor is a United States person for U.S. federal income tax purposes, either (i) the Company must be provided with a correct taxpayer identification number (“TIN,” generally a person’s social security or federal employer identification number) and certain other information on a properly completed and executed Internal Revenue Service (“IRS”) Form W-9, or (ii) another basis for exemption from backup withholding must be established. The Investor further acknowledges that, if an Investor is not a United States person for U.S. federal income tax purposes, the Company must be provided with a properly completed and executed IRS Form W-8BEN, IRS Form W-8BEN-E, IRS Form W-8IMY (and all required attachments) or other applicable IRS Form W-8, attesting to that non-U.S. Investor’s foreign status and certain other information, including information establishing an exemption from withholding under Sections 1471 through 1474 of the Internal Revenue Code of 1986, as amended (the “Code”). The Investor further acknowledges that Investor may be subject to 30% U.S. federal withholding or 24% U.S. federal backup withholding on certain payments made to Investor unless Investor properly establishes an exemption from, or a reduced rate of, such withholding or backup withholding. See Exhibit C for certain additional information. The Company and its agents shall be entitled to deduct and withhold from any consideration payable pursuant to this Agreement such amounts as are required to be deducted or withheld under applicable law. To the extent any such amounts are withheld and remitted to the appropriate taxing authority, such amounts shall be treated for all purposes as having been paid to Investor to whom such amounts otherwise would have been paid.

21.            Section and Other Headings. The section and other headings contained in Agreement are for reference purposes only and shall not affect the meaning or interpretation of this Agreement.

[SIGNATURE PAGE FOLLOWS]

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IN WITNESS WHEREOF, the parties hereto have caused this Exchange Agreement to be executed as of the Effective Date.

COMPANY:

SENSEONICS HOLDINGS, INC.

By:	/s/ Timothy T. Goodnow
Name:	Timothy T. Goodnow
Title:	President and Chief Executive Officer

PURCHASER:

PHC Holdings Corporation

By:	/s/ Shoji Miyazaki
Name:	Shoji Miyazaki
Title:	President and Chief Executive Officer

[Signature Page to Exchange Agreement]

EXHIBIT A

Form of Warrant

A-1

THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES COMMISSION OF ANY STATE IN RELIANCE UPON AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND, ACCORDINGLY, MAY NOT BE TRANSFERRED UNLESS (I) SUCH SECURITIES HAVE BEEN REGISTERED FOR SALE PURSUANT TO THE SECURITIES ACT OF 1933, AS AMENDED, (II) SUCH SECURITIES MAY BE SOLD PURSUANT TO RULE 144 OR ANY OTHER EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT OF 1933, AS AMENDED, (III) ISSUER HAS RECEIVED AN OPINION OF COUNSEL REASONABLY SATISFACTORY TO IT THAT SUCH TRANSFER MAY LAWFULLY BE MADE WITHOUT REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR (IV) THE SECURITIES ARE TRANSFERRED WITHOUT CONSIDERATION TO AN AFFILIATE OF SUCH HOLDER OR A CUSTODIAL NOMINEE (WHICH FOR THE AVOIDANCE OF DOUBT SHALL REQUIRE NEITHER CONSENT NOR THE DELIVERY OF AN OPINION).

SENSEONICS HOLDINGS, INC.

WARRANT TO PURCHASE COMMON STOCK

Number of Shares: _______

(subject to adjustment)

Warrant No. PHC-2	Original Issue Date: [______], 2023

Senseonics Holdings, Inc., a Delaware corporation (the “Company”), hereby certifies that, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, PHC Holdings, Inc. or any successor, assignee or transferee of this Warrant, the “Holder”), is entitled, subject to the terms set forth below, to purchase from the Company up to a total of 68,525,311 shares of common stock, $0.001 par value per share (the “Common Stock”), of the Company (each such share, a “Warrant Share” and all such shares, the “Warrant Shares”) at an exercise price per share equal to $0.001 per share (as adjusted from time to time as provided in Section 9 herein, the “Exercise Price”), upon surrender of this Warrant to Purchase Common Stock (including any Warrants to Purchase Common Stock issued in exchange, transfer or replacement hereof, the “Warrant”) at any time and from time to time on or after the date hereof (the “Original Issue Date”). This Warrant is issued pursuant to Section 1 of that certain “Exchange Agreement” between the Company and the Holder dated as of March 13, 2023 and is subject to the following terms and conditions:

1. Definitions. For purposes of this Warrant, the following terms shall have the following meanings:

(a) “Affiliate” means any Person directly or indirectly controlled by, controlling or under common control with, a Holder, as such terms are used in and construed under Rule 405 under the Securities Act, but only for so long as such control shall continue.

(b) “Commission” means the United States Securities and Exchange Commission.

(c) “Closing Sale Price” means, for any security as of any date, the last trade price for such security on the Principal Trading Market for such security, as reported by Bloomberg L.P., or, if such Principal Trading Market begins to operate on an extended hours basis and does not designate the last trade price, then the last trade price of such security prior to 4:00 P.M., New York City time, as reported by Bloomberg L.P., or if the security is not listed for trading on a national securities exchange or other trading market on the relevant date, the last quoted bid price for the security in the over-the-counter market on the relevant date as reported by OTC Markets Group Inc. (or a similar organization or agency succeeding to its functions of reporting prices). If the Closing Sale Price cannot be calculated for a security on a particular date on any of the foregoing bases, the Closing Sale Price of such security on such date shall be the fair market value as mutually determined by the Company and the Holder. If the Company and the Holder are unable to agree upon the fair market value of such security, then the Board of Directors of the Company shall use its reasonable good faith judgment to determine the fair market value. All such determinations shall be appropriately adjusted for any stock dividend, stock split, stock combination or other similar transaction during the applicable calculation period.

(d) “Principal Trading Market” means the national securities exchange or other trading market on which the Common Stock is primarily listed on and quoted for trading, which, as of the Original Issue Date, shall be the NYSE American.

(e) “Securities Act” means the Securities Act of 1933, as amended.

(g) “Trading Day” means any weekday on which the Principal Trading Market is open for trading. If the Common Stock is not listed or admitted for trading, “Trading Day” means any day except any Saturday, any Sunday, any day which is a federal legal holiday in the United States or any day on which banking institutions in New York City are authorized or required by law or other governmental action to close.

(h) “Transfer Agent” means Computershare, Inc., the Company’s transfer agent and registrar for the Common Stock, and any successor appointed in such capacity.

2. Issuance of Securities; Registration of Warrants. The Warrant, as initially issued by the Company, is offered and sold pursuant to a private placement without being registered under the Securities Act and the rules and regulations of the Commission thereunder, in reliance upon Section 4(a)(2) thereof and/or Regulation D thereunder. Accordingly, the Warrant is, and the Warrant Shares will be, “restricted securities” under Rule 144 promulgated under the Securities Act (“Rule 144”). The Company shall register ownership of this Warrant, upon records to be maintained by the Company for that purpose (the “Warrant Register”), in the name of the record Holder (which shall include the initial Holder or, as the case may be, any successor, transferee or assignee to which this Warrant is assigned or transferred hereunder) from time to time. The Company may deem and treat the registered Holder of this Warrant as the absolute owner hereof for the purpose of any exercise hereof or any distribution to the Holder, and for all other purposes, absent actual notice to the contrary.

3. Registration of Transfers. The Company shall, or will cause its Transfer Agent to, register the transfer of all or any portion of this Warrant in the Warrant Register, upon surrender of this Warrant, and payment for all applicable transfer taxes (if any), and (x) delivery, at the request of the Company, of an opinion of counsel reasonably satisfactory to the Company to the effect that the transfer of such portion of this Warrant may be made pursuant to an available exemption from the registration requirements of the Securities Act and all applicable state securities or blue sky laws (other than in connection with any transfer (i) pursuant to an effective registration statement, (ii) to the Company or (iii) pursuant to Rule 144), and (y) delivery by the transferee of a written statement to the Company certifying that the transferee is an “accredited investor” as defined in Rule 501(a) under the Securities Act. Upon any such registration or transfer, a new warrant to purchase Common Stock in substantially the form of this Warrant (any such new warrant, a “New Warrant”) evidencing the portion of this Warrant so transferred (and reflecting any adjustments to the Exercise Price and number of Warrant Shares issuable upon exercise thereof made pursuant to Section 9) shall promptly be issued to the transferee, and a New Warrant evidencing the remaining portion of this Warrant not so transferred, if any, shall be promptly issued to the transferring Holder. The acceptance of the New Warrant by the transferee thereof shall be deemed the acceptance by such transferee of all of the rights and obligations in respect of the New Warrant that the Holder has in respect of this Warrant. The Company shall, or will cause its Transfer Agent to, promptly prepare, issue and deliver at the Company’s own expense any New Warrant under this Section 3. Until due presentment for registration of transfer, the Company may treat the registered Holder hereof as the owner and holder for all purposes, and the Company shall not be affected by any notice to the contrary.

4. Exercise and Perpetual Duration of Warrants.

(a) All or any part of this Warrant shall be exercisable by the registered Holder in any manner permitted by this Warrant at any time and from time to time on or after the Original Issue Date.

(b) The Holder may exercise this Warrant by delivering to the Company (i) an exercise notice, in substantially the form attached as Schedule 1 hereto (the “Exercise Notice”), completed and duly signed, and (ii) payment of the Exercise Price for the number of Warrant Shares as to which this Warrant is being exercised (which may take the form of a “cashless exercise” if so indicated in the Exercise Notice pursuant to Section 10 below). The date on which such exercise notice is delivered to the Company (as determined in accordance with the notice provisions hereof) is an “Exercise Date.” The Holder shall not be required to deliver the original Warrant in order to effect an exercise hereunder. Execution and delivery of the Exercise Notice shall have the same effect as cancellation of the original Warrant and issuance of a New Warrant evidencing the right to purchase the remaining number of Warrant Shares, if any.

5. Delivery of Warrant Shares. Upon exercise of this Warrant, the Company shall promptly (but in no event later than the five (5) Trading Days thereafter) cause the Transfer Agent to credit such aggregate number of shares of Common Stock to which the Holder is entitled pursuant to such exercise to the Holder’s or its designee’s account on the books of the Transfer Agent or, upon request of the Holder, cause the Transfer Agent to deliver to the Holder a certificate for the Warrant Shares issuable upon such exercise.

6. Charges, Taxes and Expenses. Issuance and delivery of certificates for shares of Common Stock, if any, upon exercise of this Warrant shall be made without charge to the Holder for any issue or transfer tax, transfer agent fee or other incidental tax or expense (excluding any applicable stamp duties) in respect of the issuance of such certificates, all of which taxes and expenses shall be paid by the Company; provided, however, that the Company shall not be required to pay any tax that may be payable in respect of any transfer involved in the registration of any certificates for Warrant Shares or the Warrants in a name other than that of the Holder or an Affiliate thereof. The Holder shall be responsible for all other tax liability that may arise as a result of holding or transferring this Warrant or receiving Warrant Shares upon exercise hereof.

7. Replacement of Warrant. If this Warrant is mutilated, lost, stolen or destroyed, the Company shall issue or cause to be issued in exchange and substitution for and upon cancellation hereof, or in lieu of and substitution for this Warrant, a New Warrant, but only upon receipt of evidence reasonably satisfactory to the Company of such loss, theft or destruction and, in each case, a customary and reasonable indemnity. If a New Warrant is requested as a result of a mutilation of this Warrant, then the Holder shall deliver such mutilated Warrant to the Company as a condition precedent to the Company’s obligation to issue the New Warrant.

8. Reservation of Warrant Shares; No Impairment. The Company covenants that it will, at all times while this Warrant is outstanding, reserve and keep available out of the aggregate of its authorized but unissued and otherwise unreserved Common Stock, solely for the purpose of enabling it to issue Warrant Shares upon exercise of this Warrant as herein provided, the number of Warrant Shares that are issuable and deliverable upon the exercise of this entire Warrant, free from preemptive rights or any other contingent purchase rights of persons other than the Holder (taking into account the adjustments and restrictions of Section 9). The Company represents, warrants and covenants that all Warrant Shares so issuable and deliverable shall, upon issuance and the payment of the applicable Exercise Price in accordance with the terms hereof, be duly and validly authorized, issued and fully paid and non-assessable, and free of any taxes, liens, charges and encumbrances except for restrictions on transfer provided for herein or under applicable federal and state securities laws. The Company will take all such action as may be reasonably necessary to assure that such shares of Common Stock may be issued as provided herein without violation of any applicable law or regulation, or of any requirements of any securities exchange or automated quotation system upon which the Common Stock may be listed. The Company further covenants that it will not, without the prior written consent of the Holder, (a) take any actions to increase the par value of the Common Stock at any time while this Warrant is outstanding, or (b) avoid or seek to avoid the observance or performance of any of the terms to be observed or performed by it hereunder (whether by amendment of its charter or through any reorganization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities, or any other action).

9. Certain Adjustments. The Exercise Price and number of Warrant Shares issuable upon exercise of this Warrant are subject to adjustment from time to time as set forth in this Section 9.

(a) Stock Dividends and Splits. If the Company, at any time while this Warrant is outstanding, (i) pays a stock dividend on its Common Stock or otherwise makes a distribution on any class of capital stock issued and outstanding on the Original Issue Date and in accordance with the terms of such stock on the Original Issue Date or as amended, as described in the Company’s filings with the Commission, that is payable in shares of Common Stock, (ii) subdivides its outstanding shares of Common Stock into a larger number of shares of Common Stock, (iii) combines its outstanding shares of Common Stock into a smaller number of shares of Common Stock or (iv) issues by reclassification of shares of capital stock any additional shares of Common Stock of the Company, then (x) with respect to clauses (i), (ii) and (iv), the number of Warrant Shares issuable upon exercise of this Warrant immediately prior to any such dividend, distribution, subdivision, or reclassification shall be increased in proportion to such increase in the number of shares of Common Stock outstanding immediately before such event, and (y) with respect to clause (iii), the number of Warrant Shares issuable upon exercise of this Warrant immediately prior to any such combination shall be decreased in proportion to such decrease in the number of shares of Common Stock outstanding immediately after such event. Any adjustment made pursuant to clause (i) of this paragraph shall become effective immediately after the record date for the determination of stockholders entitled to receive such dividend or distribution or, if no record date is fixed, upon the payment of such dividend or the making of such distribution. Any adjustment pursuant to clause (ii), (iii) or (iv) of this paragraph shall become effective immediately after the effective date of such subdivision, combination or reclassification, respectively.

(b) Subsequent Rights Offerings. In addition to any adjustments pursuant to Section 9(a) above, if at any time the Company grants, issues or sells any Common Stock or rights to purchase stock, warrants, securities or other property pro rata to the record holders of any class of shares of Common Stock (the “Purchase Rights”), then the Holder will be entitled to acquire, upon the terms applicable to such Purchase Rights, the aggregate Purchase Rights which the Holder could have acquired if the Holder had held the number of shares of Common Stock acquirable upon complete exercise of this Warrant immediately before the date on which a record is taken for the grant, issuance or sale of such Purchase Rights, or, if no such record is taken, the date as of which the record holders of shares of Common Stock are to be determined for the grant, issue or sale of such Purchase Rights.

(c) Pro Rata Distributions. If the Company, at any time while this Warrant is outstanding, distributes to all holders of Common Stock for no consideration (i) evidences of its indebtedness, (ii) any security (other than a dividend, distribution or adjustment covered by Sections 9(a) or 9(b)), (iii) rights or warrants to subscribe for or purchase any security, or (iv) cash or any other asset (in each case, a “Distribution”), other than a reclassification as to which Section 9(d) applies, then in each such case, the Holder shall be entitled to participate in such Distribution to the same extent that the Holder would have participated therein if the Holder had held the number of shares of Common Stock acquirable upon complete exercise of this Warrant.

(d) Fundamental Transactions. If, at any time while this Warrant is outstanding (i) the Company effects any merger or consolidation of the Company with or into another Person, in which the Company is not the surviving entity and in which the stockholders of the Company immediately prior to such merger or consolidation do not own, directly or indirectly, at least 50% of the voting power of the surviving entity immediately after such merger or consolidation, (ii) the Company effects any sale, transfer or disposition to another Person of all or substantially all of its assets in one transaction or a series of related transactions, (iii) pursuant to any tender offer or exchange offer (whether by the Company or another Person), holders of capital stock tender shares representing more than 50% of the voting power of the capital stock of the Company and the Company or such other Person, as applicable, accepts such tender for payment, (iv) the Company consummates a stock purchase agreement or other business combination (including, without limitation, a reorganization, recapitalization, spin-off or scheme of arrangement) with another Person whereby such other Person acquires more than the 50% of the voting power of the capital stock of the Company (except for any such transaction in which the stockholders of the Company immediately prior to such transaction maintain, in substantially the same proportions, the voting power of such Person immediately after the transaction) or (v) the Company effects any reclassification of the Common Stock or any compulsory share exchange pursuant to which the Common Stock is effectively converted into or exchanged for other securities, cash or property (other than as a result of a subdivision or combination of shares of Common Stock covered by Section 9(a) above) (in any such case, a “Fundamental Transaction”), then following such Fundamental Transaction the Holder shall have the right to receive, upon exercise of this Warrant, the same amount and kind of securities, cash or property as it would have been entitled to receive upon the occurrence of such Fundamental Transaction if it had been, immediately prior to such Fundamental Transaction, the holder of the number of Warrant Shares then issuable upon exercise in full of this Warrant without regard to any limitations on exercise contained herein (the “Alternate Consideration”). The Company shall not effect any Fundamental Transaction in which the Company is not the surviving entity or the Alternate Consideration includes securities of another Person unless (i) the Alternate Consideration is solely cash and the Company provides for the simultaneous “cashless exercise” of this Warrant pursuant to Section 10 below or (ii) prior to or simultaneously with the consummation thereof, any successor to the Company, surviving entity or other Person (including any purchaser of assets of the Company) shall assume the obligation to deliver to the Holder such Alternate Consideration as, in accordance with the foregoing provisions, the Holder may be entitled to receive, and the other obligations under this Warrant. The provisions of this paragraph (d) shall similarly apply to subsequent transactions analogous of a Fundamental Transaction type.

(e) Number of Warrant Shares. Simultaneously with any adjustment to the number of Warrant Shares that may be purchased upon exercise of this Warrant pursuant to Section 9, the Exercise Price shall be increased or decreased proportionately, so that after such adjustment the aggregate Exercise Price payable hereunder for the increased or decreased number of Warrant Shares shall be the same as the aggregate Exercise Price in effect immediately prior to such adjustment. Notwithstanding the foregoing, in no event may the Exercise Price be adjusted below the par value of the Common Stock then in effect.

(f) Calculations. All calculations under this Section 9 shall be made to the nearest one-hundredth of one cent or the nearest share, as applicable.

(g) Notice of Adjustments. Upon the occurrence of each adjustment pursuant to this Section 9, the Company at its expense will, at the written request of the Holder, promptly compute such adjustment, in good faith, in accordance with the terms of this Warrant and prepare a certificate setting forth such adjustment, including a statement of the adjusted Exercise Price and adjusted number or type of Warrant Shares or other securities issuable upon exercise of this Warrant (as applicable), describing the transactions giving rise to such adjustments and showing in detail the facts upon which such adjustment is based.

(h) Notice of Corporate Events. If, while this Warrant is outstanding, the Company (i) declares a dividend or any other distribution of cash, securities or other property in respect of its Common Stock, including, without limitation, any granting of rights or warrants to subscribe for or purchase any capital stock of the Company or any subsidiary, (ii) authorizes or approves, enters into any agreement contemplating or solicits stockholder approval for any Fundamental Transaction or (iii) authorizes the voluntary dissolution, liquidation or winding up of the affairs of the Company, then, except if such notice and the contents thereof shall be deemed to constitute material non-public information, the Company shall deliver to the Holder a notice of such transaction and all such related information as the Holder may reasonably request at least ten (10) days prior to the applicable record or effective date on which a Person would need to hold Common Stock in order to participate in or vote with respect to such transaction; provided, however, that the failure to deliver such notice or any defect therein shall not affect the validity of the corporate action required to be described in such notice. In addition, if while this Warrant is outstanding, the Company authorizes or approves, enters into any agreement contemplating or solicits stockholder approval for any Fundamental Transaction contemplated by Section 9(d), other than a Fundamental Transaction under clause (iii) of Section 9(d), then, except if such notice and the contents thereof shall be deemed to constitute material non-public information, the Company shall deliver to the Holder a notice of such Fundamental Transaction at least ten (10) days prior to the date such Fundamental Transaction is consummated.

10. Payment of Cashless Exercise Price. Notwithstanding anything contained herein to the contrary, the Holder may, in its sole discretion, satisfy its obligation to pay the Exercise Price through a “cashless exercise,” in which event the Company shall issue to the Holder the number of Warrant Shares in an exchange of securities effected pursuant to Section 3(a)(9) of the Securities Act as determined as follows:

X = Y [(A-B)/A]

where:

“X” equals the number of Warrant Shares to be issued to the Holder;

“Y” equals the total number of Warrant Shares with respect to which this Warrant is then being exercised;

“A” equals the Closing Sale Price per share of Common Stock as of the Trading Day on the date immediately preceding the Exercise Date; and

“B” equals the Exercise Price per Warrant Share then in effect on the Exercise Date.

For purposes of Rule 144, it is intended, understood and acknowledged that the Warrant Shares issued in such a “cashless exercise” transaction shall be deemed to have been acquired by the Holder, and the holding period for the Warrant Shares shall be deemed to have commenced, on the Original Issue Date (provided that the Commission continues to take the position that such treatment is proper at the time of such exercise).

Except as otherwise set forth herein, in no event will the exercise of this Warrant be settled in cash.

11. Transfer Restrictions. The Holder acknowledges that the Warrant Shares acquired upon the exercise of this Warrant will have restrictions upon resale imposed by state and federal securities laws and such Warrant Shares will be imprinted with the following legend:

“THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES COMMISSION OF ANY STATE IN RELIANCE UPON AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND, ACCORDINGLY, MAY NOT BE TRANSFERRED UNLESS (I) SUCH SECURITIES HAVE BEEN REGISTERED FOR SALE PURSUANT TO THE SECURITIES ACT OF 1933, AS AMENDED, (II) SUCH SECURITIES MAY BE SOLD PURSUANT TO RULE 144 OR ANY OTHER EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT OF 1933, AS AMENDED, (III) ISSUER HAS RECEIVED AN OPINION OF COUNSEL REASONABLY SATISFACTORY TO IT THAT SUCH TRANSFER MAY LAWFULLY BE MADE WITHOUT REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR (IV) THE SECURITIES ARE TRANSFERRED WITHOUT CONSIDERATION TO AN AFFILIATE OF SUCH HOLDER OR A CUSTODIAL NOMINEE (WHICH FOR THE AVOIDANCE OF DOUBT SHALL REQUIRE NEITHER CONSENT NOR THE DELIVERY OF AN OPINION).

At such time as the Warrant Shares acquired upon the exercise of this Warrant (a) have been sold pursuant to an effective registration statement under the Securities Act or (b) are transferred in reliance on Rule 144, provided that the Holder has provided reasonable evidence of same to the Company, the Company agrees, upon request of such Holder to take all steps necessary to promptly effect the removal of such legend, and the Company shall bear all costs associated with such removal of such legend. Without limiting the generality of the foregoing, the Company agrees to promptly (and in any event, within ten calendar days) following the issuance of the Warrant Shares, prepare and deliver to its transfer agent a standing instruction letter instructing the transfer agent to remove the restrictive legends from the Warrant Shares upon the Holder’s notification of the transfer agent that the Warrant Shares have been sold pursuant to an effective registration statement under the Securities Act or in reliance on Rule 144.

12. No Fractional Shares. No fractional Warrant Shares will be issued in connection with any exercise of this Warrant. In lieu of any fractional shares that would otherwise be issuable, the number of Warrant Shares to be issued shall be rounded down to the next whole number and the Company shall pay the Holder in cash the fair market value (based on the Closing Sale Price) for any such fractional shares.

13. Notices. Any and all notices or other communications or deliveries hereunder (including, without limitation, any Exercise Notice) shall be in writing and shall be deemed given and effective on the earliest of (i) the date of transmission, if such notice or communication is delivered via facsimile or confirmed e-mail prior to 5:30 P.M., New York City time, on a Trading Day, (ii) the next Trading Day after the date of transmission, if such notice or communication is delivered via facsimile or confirmed e-mail on a day that is not a Trading Day or later than 5:30 P.M., New York City time, on any Trading Day, (iii) the Trading Day following the date of mailing, if sent by nationally recognized overnight courier service specifying next business day delivery, or (iv) upon actual receipt by the Person to whom such notice is required to be given, if by hand delivery. The addresses, facsimile numbers and e-mail addresses for such communications shall be:

If to the Company:

SENSEONICS HOLDINGS, INC.
20451 Seneca Meadows Parkway
Germantown, MD 20876
Attn: Chief Financial Officer
Email: rick.sullivan@senseonics.com

with a copy to (which shall not constitute notice):

SENSEONICS HOLDINGS, INC.

20451 Seneca Meadows Pkwy

Germantown, MD 20876

Attn: General Counsel

Email: ken.horton@senseonics.com

If to the Holder, to its address, facsimile number or e-mail address set forth herein or on the books and records of the Company.

Or, in each of the above instances, to such other address, facsimile number or e-mail address as the recipient party has specified by written notice given to each other party at least five (5) days prior to the effectiveness of such change.

14. Miscellaneous.

(a) No Rights as a Stockholder. This Warrant does not entitle the Holder to any voting rights, dividends or other rights as a stockholder of the Company prior to the exercise hereof, except as expressly set forth in Section 9. In addition, nothing contained in this Warrant shall be construed as imposing any liabilities or obligations on the Holder to purchase any securities (upon exercise of this Warrant or otherwise) or as a stockholder of the Company, whether such liabilities or obligations are asserted by the Company or by creditors of the Company.

(b) Authorized Shares. Except and to the extent as waived or consented to by the Holder, the Company shall not by any action, including, without limitation, amending its certificate or articles of incorporation or through any reorganization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms of this Warrant, but will at all times in good faith assist in the carrying out of all such terms and in the taking of all such actions as may be necessary or appropriate to protect the rights of Holder as set forth in this Warrant against impairment. Without limiting the generality of the foregoing, the Company will (a) not increase the par value of any Warrant Shares above the amount payable therefor upon such exercise immediately prior to such increase in par value, (b) take all such action as may be necessary or appropriate in order that the Company may validly and legally issue fully paid and non-assessable Warrant Shares upon the exercise of this Warrant, and (c) use commercially reasonable efforts to obtain all such authorizations, exemptions or consents from any public regulatory body having jurisdiction thereof as may be necessary to enable the Company to perform its obligations under this Warrant. Before taking any action which would result in an adjustment in the number of Warrant Shares for which this Warrant is exercisable or in the Exercise Price, the Company shall obtain all such authorizations or exemptions thereof, or consents thereto, as may be necessary from any public regulatory body or bodies having jurisdiction thereof.

(c) Successors and Assigns. Subject to compliance with applicable securities laws, this Warrant may be transferred or assigned by the Holder. This Warrant may not be assigned by the Company without the prior written consent of the Holder, except to a successor in the event of a Fundamental Transaction. This Warrant shall be binding on and inure to the benefit of the Company and the Holder and their respective successors and assigns. Subject to the preceding sentence, nothing in this Warrant shall be construed to give to any Person other than the Company and the Holder any legal or equitable right, remedy or cause of action under this Warrant. This Warrant may be amended only in writing signed by the Company and the Holder, or their successors and assigns.

(d) Amendment and Waiver. Except as otherwise provided herein, the provisions of this Warrant may be amended or waived only upon the prior written consent of the Company and the Holder.

(e) Acceptance. Receipt of this Warrant by the Holder shall constitute acceptance of and agreement to all of the terms and conditions contained herein.

(f) Governing Law; Jurisdiction. All questions concerning the construction, validity, enforcement and interpretation of this Warrant shall be governed by and construed and enforced in accordance with the internal laws of the State of New York, without regard to the principles of conflicts of law thereof. Each party agrees that all legal proceedings concerning the interpretations, enforcement and defense of the transactions contemplated by this Warrant (whether brought against a party hereto or their respective affiliates, directors, officers, shareholders, partners, members, employees or agents) shall be commenced exclusively in the state and federal courts sitting in the City of New York. Each party hereby irrevocably submits to the exclusive jurisdiction of the state and federal courts sitting in the City of New York, Borough of Manhattan for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein, and hereby irrevocably waives, and agrees not to assert in any suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of any such court, that such suit, action or proceeding is improper or is an inconvenient venue for such proceeding. Each party hereby irrevocably waives personal service of process and consents to process being served in any such suit, action or proceeding by mailing a copy thereof via registered or certified mail or overnight delivery (with evidence of delivery) to such party at the address in effect for notices to it under this Warrant and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any other manner permitted by law. If either party shall commence an action, suit or proceeding to enforce any provisions of this Warrant, the prevailing party in such action, suit or proceeding shall be reimbursed by the other party for their reasonable attorneys’ fees and other costs and expenses incurred with the investigation, preparation and prosecution of such action or proceeding. Each of the Company and the Holder hereby waives all rights to a trial by jury.

(g) Headings. The headings herein are for convenience only, do not constitute a part of this Warrant and shall not be deemed to limit or affect any of the provisions hereof.

(h) Severability. In case any one or more of the provisions of this Warrant shall be invalid or unenforceable in any respect, the validity and enforceability of the remaining terms and provisions of this Warrant shall not in any way be affected or impaired thereby, and the Company and the Holder will attempt in good faith to agree upon a valid and enforceable provision which shall be a commercially reasonable substitute therefor, and upon so agreeing, shall incorporate such substitute provision in this Warrant.

(i)  Integration. This Warrant, together with the Exchange Agreement, contains the entire agreement of the parties with respect to the transactions contemplated hereby and supersedes all prior written and oral agreements, and all contemporaneous oral agreements, relating to such transactions. In the event of any inconsistency between the provisions in the body of this Warrant and the Exchange Agreement, the provisions in the body of this Warrant shall control.

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IN WITNESS WHEREOF, the Company has caused this Warrant to be duly executed by its authorized officer as of the date first indicated above.

SENSEONICS HOLDINGS, INC.

By:
Name: Timothy T. Goodnow
Title: President and Chief Executive Officer

[Signature Page to Pre-Funded Warrant]

SCHEDULE 1

FORM OF EXERCISE NOTICE

[To be executed by the Holder to purchase Warrant Shares under the Warrant]

Ladies and Gentlemen:

(1) The undersigned is the Holder of Warrant No. ___________ (the “Warrant”) issued by Senseonics Holdings, Inc., a Delaware corporation (the “Company”). Capitalized terms used herein and not otherwise defined herein have the respective meanings set forth in the Warrant.

(2) The undersigned hereby exercises its right to purchase Warrant Shares pursuant to the Warrant.

(3) The Holder intends that payment of the Exercise Price shall be made as (check one):

☐ Cash Exercise

☐ “Cashless Exercise” under Section 10 of the Warrant

(4) If the Holder has elected a Cash Exercise, the Holder shall pay the sum of $__________ in immediately available funds to the Company in accordance with the terms of the Warrant.

Dated:

Name of Holder:

By:

Name:

Title:

(Signature must conform in all respects to name of Holder as specified on the face of the Warrant)

EXHIBIT B

Form of Registration Rights Agreement

B-1

EXHIBIT C

Under U.S. federal income tax law, a holder who exchanges the Exchanged Note for Exchange Consideration generally must provide such holder’s correct TIN on a properly completed and executed IRS Form W-9 (available from the Company or at www.irs.gov/pub/irs-pdf/fw9.pdf) or otherwise establish a basis for exemption from backup withholding. A TIN is generally an individual holder’s social security number or a holder’s employer identification number. If the correct TIN is not provided, the holder may be subject to a $50 penalty imposed under Section 6723 of the Code. In addition, certain payments made to holders may be subject to U.S. backup withholding (currently set at 24% of the payment). If a holder is required to provide a TIN but does not have a TIN, the holder should consult its tax advisor regarding how to obtain a TIN. Certain holders (including corporations and non-U.S. holders) are not subject to these backup withholding and reporting requirements.

A non-U.S. holder (i) will be subject to 30% U.S. federal withholding unless such holder establishes an exemption from, or a reduced rate of, such withholding, and (ii) must establish its status as an exempt recipient from backup withholding and can do so by submitting a properly completed IRS Form W-8BEN, IRS Form W-8BEN-E, IRS Form W-8IMY (and all required attachments), or other applicable IRS Form W-8 (available from the Company or at www.irs.gov), signed, under penalties of perjury, attesting to such holder’s exempt foreign status. This form also may establish an exemption from withholding under Section 1471 through 1474 of the Code.

U.S. backup withholding is not an additional tax. Rather, the U.S. federal income tax liability of persons subject to backup withholding will be reduced by the amount of tax withheld. If withholding results in an overpayment of taxes, a refund may be obtained provided that the required information is timely furnished to the IRS.  Investor is urged to consult their tax advisors regarding how to complete the appropriate forms and to determine whether they are exempt from backup withholding or other withholding taxes.

C-1